                                                                    Exhibit 99.2

                             JOINT FILER INFORMATION

Name:                       Draper Fisher Partners IV, LLC

Address:                    2882 Sand Hill Road, Suite 150
                            Menlo Park, CA 94025

Relationship to Issuer:     10% owner of issuer because of voting power of
                            Timothy C. Draper, John H.N. Fisher and Stephen T.
                            Jurvetson over Draper Fisher Partners IV, LLC.
                            Messrs. Draper, Fisher and Jurvetson are managing
                            members of Draper Fisher Partners IV, LLC, a
                            side-by-side fund of Draper Fisher Associates Fund
                            IV, L.P.

Designated Filer:           Draper Fisher Associates Fund IV, L.P.

Issuer and Ticker Symbol:   Digital Impact, Inc.  (NASDAQ:DIGI)

Date of Event Requiring
Statement:                  January 25, 2005

January 26, 2005                 Draper Fisher Partners IV, LLC
----------------------------
Date

                                 By: /s/ Timothy C. Draper, Managing Member,
                                     Draper Fisher Partners IV, LLC
                                     -------------------------------------------
                                     Timothy C. Draper
                                     Managing Member

                                 By: /s/ John H. N. Fisher, Managing Member,
                                     Draper Fisher Partners IV, LLC
                                     -------------------------------------------
                                     John H. N. Fisher
                                     Managing Member

                                 By: /s/ Stephen T. Jurvetson, Managing Member,
                                     Draper Fisher Partners IV, LLC
                                     -------------------------------------------
                                     Stephen T. Jurvetson
                                     Managing Member

The reporting person disclaims beneficial ownership of the reported securities except to the extent of its pecuniary interest therein.